UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2011

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

Effective as of December 22, 2011, Chemtura Corporation (“Chemtura”) entered into Amendment No. 2 (the “Amendment”) to the Senior Secured Revolving Facility Credit Agreement dated as of November 10, 2010 (as amended, the “Senior Asset Based Facility Agreement”), among Chemtura and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent and collateral agent (the “Administrative Agent”), the other agents party thereto and the Initial Lenders and other Lenders party thereto.  The Amendment modifies certain of the negative covenants to give Chemtura, the other borrowing subsidiaries, the guarantors and their respective subsidiaries additional flexibility, including, without limitation, the covenants imposing limitations on incurrence of indebtedness, liens and investments.  In particular, the Amendment provides limited increases in the amount of indebtedness that Chemtura, the other borrowing subsidiaries, the guarantors and their respective subsidiaries (including foreign subsidiaries) are permitted to incur.  The Amendment also provides limited increases in the permitted amount of liens on assets (other than assets that are included in the borrowing base for the Senior Asset Based Facility Agreement) of Chemtura, the other borrowing subsidiaries, the guarantors and their respective subsidiaries.  In addition, the Amendment permits Chemtura and its subsidiaries greater freedom to make investments, dividends, and repayments of other debt if certain borrowing availability tests under the Senior Asset Based Facility Agreement are met.

The foregoing summary of the Amendment is qualified in its entirety by reference to the actual Amendment No. 2 to the Senior Asset Based Facility Agreement, which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
4.1
Amendment No. 2 to the Senior Secured Revolving Facility Credit Agreement, dated as of December 22, 2011, among Chemtura Corporation and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent, and the other Lenders party thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Stephen C. Forsyth Name: Stephen C. Forsyth Title: EVP and Chief Financial Officer

Date:	December 22, 2011

Exhibit Number	Exhibit Description
4.1
Amendment No. 2 to the Senior Secured Revolving Facility Credit Agreement, dated as of December 22, 2011, among Chemtura Corporation and certain of its subsidiaries named therein, as borrowers, Bank of America, N.A., as administrative agent, and the other Lenders party thereto.